                                                                    EXHIBIT 10.2

                              TORCH OFFSHORE, INC.
                          2001 LONG-TERM INCENTIVE PLAN

                    (ADOPTED EFFECTIVE AS OF APRIL 27, 2001)

         1. OBJECTIVES. This Torch Offshore, Inc. 2001 Long-Term Incentive Plan (this "Plan") is intended as an incentive to retain and attract persons of training, experience and ability to serve as employees, consultants and directors of Torch Offshore, Inc., a Delaware corporation (the "Company"), to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

         2. DEFINITIONS. As used herein, the terms set forth below shall have the following respective meanings:

                  "ACT" means the Securities Act of 1933, as amended from time to time.

                  "ANNUAL DIRECTOR AWARD DATE" means, for each calendar year beginning on or after the IPO Closing Date, the first business day of the month next following the date on which the annual meeting of the stockholders of the Company is held in that year.

                  "AWARD" means any Option, Restricted Stock, Performance Stock Award, Phantom Stock, Cash Award, Stock Award or Stock Appreciation Right, whether granted singly, in combination or in tandem, granted to a Participant pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of this Plan.

                  "AWARD AGREEMENT" means a written agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Award.

                  "BOARD" means the Board of Directors of the Company.

                  "CASH AWARD" means an Award payable in cash.

                  "CODE" means the United States Internal Revenue Code of 1986, as amended from time to time.

                  "COMMITTEE" means the Compensation Committee of the Board or such other committee of the Board as is designated by the Board to administer this Plan.

                  "COMMON STOCK" means the common stock, par value $0.01 per share, of the Company.

                  "COMPANY" means Torch Offshore, Inc., a Delaware corporation.

                  "DIRECTOR" means a nonemployee member of the Board.

                  "EFFECTIVE DATE" means April 27, 2001.

                  "EMPLOYEE" means an individual employed by the Company or a Subsidiary. For purposes of this Plan, an Employee also includes a consultant providing services to the Company or a Subsidiary.

                  "EXERCISE PRICE" means the price at which the Option Shares may be purchased under the terms of the Award Agreement.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

                  "FAIR MARKET VALUE" of a share of Common Stock means, as of a particular date, (a) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date or, if there shall have been no such sale so reported on that date, on the next succeeding date on which such a sale was so reported; (b) if shares of Common Stock are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of Common Stock reported by the Nasdaq National Market on that date or, if there shall have been no such sale so reported on that date, on the next succeeding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date or, if there are no quotations available for such date, on the next succeeding date on which such quotations shall be available, as reported by the Nasdaq Stock Market or, if not reported by the Nasdaq Stock Market, by the National Quotation Bureau Incorporated; or (d) if none of the above is applicable, then such amount as may be determined by the Committee or the Board in such a manner as it deems in good faith appropriate to be the fair market value per share of Common Stock.

                  "GRANT DATE" means the date on which an Award is granted by the Committee.

                  "IPO" shall mean the first date that: (a) the Company shall have completed an underwritten public offering of Common Stock under the Act, as amended, and such Common Stock is listed or quoted on a national securities exchange or the Nasdaq National Market; or (b) the Common Stock has been exchanged or converted for or into common stock of, or securities exchangeable for or convertible into the common stock of, another corporation that is registered under the Exchange Act, as amended, and securities of which are listed or quoted on a national securities exchange or the Nasdaq National Market.

                  "IPO CLOSING DATE" means the date on which the Company first receives payment for the shares of Common Stock it sells in the IPO.

                  "IPO PRICE" means the initial public offering price per share of Common Stock as set forth in the final prospectus for the IPO.

                  "ISO" means an incentive stock option within the meaning of Code Section 422.

                  "OPTION" means a right to purchase a particular number of shares of Common Stock at a particular Exercise Price, subject to certain terms and conditions as provided in this Plan and Award Agreement. An Option may be in the form of an ISO or a nonqualified stock option within the meaning of Code
Section 83.

                  "OPTION SHARES" means the shares of Common Stock covered by a particular Option.

                  "PARTICIPANT" means an Employee or a Director to whom an Award has been granted under this Plan.

                  "PERFORMANCE STOCK AWARD" means an Award that is contingent on the achievement of certain performance objectives established by the Board, valued by reference to the Fair Market Value of the Common Stock, or increase thereof, by reference to performance measures other than the Common Stock, or a combination of both, over a specified period of time.

                  "PHANTOM STOCK" means a right to receive the value of a specified number of shares of Common Stock.

                  "PLAN" means the Torch Offshore, Inc. 2001 Long-Term Incentive Plan, as amended from time to time.

                  "RESTRICTED STOCK" means shares of Common Stock that are restricted or subject to forfeiture provisions.

                  "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule.

                  "STOCK APPRECIATION RIGHTS" or "SARS" means the right to receive an amount in cash or Common Stock equal to the appreciation in value of a specified number of shares of Common Stock over a particular period of time.

                  "STOCK AWARD" means an Award payable in shares of Common Stock, which may be Restricted Stock.

                  "SUBSIDIARY" means (a) with respect to any Awards other than ISOs, (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation that have the right to vote generally on matters submitted to a vote of the stockholders of such corporation and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise), and (b) with respect to Awards of ISOs, any subsidiary within the meaning of Section 424(f) of the Code.

         3. PLAN ADMINISTRATION AND DESIGNATION OF PARTICIPANTS. All Employees of the Company and its Subsidiaries and all Directors are eligible for Awards under this Plan. The Committee shall select the Participants from time to time by the grant of Awards under this Plan and, subject to the terms and conditions of this Plan, shall determine all terms and conditions of the Awards. This Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or appropriate. The Committee may delegate its duties hereunder to the Chief Executive Officer or other executive officers of the Company subject to such rules and regulations as the Committee establishes. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award Agreement, waive any restriction or other provision of this Plan or an Award Agreement or otherwise amend or modify an Award in any manner that is either (a) not adverse to the Participant holding the Award or
(b) consented to by such Participant.

         4. AWARD AGREEMENT. Each Award granted hereunder shall be described in an Award Agreement, which shall be subject to the terms and conditions of this Plan and shall be signed by the Participant and by the appropriate officer for and on behalf of the Company.

         5. SHARES OF COMMON STOCK RESERVED FOR THIS PLAN. Subject to adjustment as provided in Section 12 hereof, a total of 3,000,000 shares of Common Stock shall be reserved for issuance upon the exercise or payment of Awards granted pursuant to this Plan.

                  Notwithstanding anything herein to the contrary, no Participant may be granted Awards consisting of Options or Stock Appreciation Rights exercisable for more than 25% of the shares of Common Stock authorized for Awards under this Plan, subject to adjustment as provided in Section 12 hereof. In the event of an increase in the number of shares authorized under this Plan, the 25% limitation will apply to the number of shares authorized.

                  The Committee and the appropriate officers of the Company shall from time to time take whatever actions are necessary to execute, acknowledge, file and deliver any documents required to be filed with or delivered to any governmental authority or any stock exchange or transaction reporting system on which shares of Common Stock are listed or quoted in order to make shares of Common Stock available for issuance pursuant to this Plan. Awards that are forfeited or terminated or expire unexercised in such a manner that all or some of the shares of Common Stock subject thereto are not issued to a Participant shall immediately become available for the granting of Awards under this Plan.

         6. AWARDS TO EMPLOYEES.

                  (a) INCENTIVE STOCK OPTIONS. Options granted to Employees (other than consultants) hereunder may be incentive stock options within the meaning of Section 422 of the Code (an "ISO"). An ISO shall consist of a right to purchase a specified number of shares of Common Stock at a price specified by the Committee in the Award Agreement or otherwise, which shall not be less than the Fair Market Value of the Common Stock on the Grant Date. Any ISO granted shall expire not later than ten (10) years after the Grant Date, with the expiration date to be specified by the Committee in the Award Agreement. Any ISO granted must, in addition to being subject to applicable terms, conditions and limitations established by the Committee, comply with Section 422 of the Code. Pursuant to the ISO requirements of Code Section 422, notwithstanding anything herein to the contrary, (i) no ISO can be granted under this Plan on or after the tenth (10th) anniversary of the Effective Date of this Plan (or the fifth anniversary of the Effective Date of this Plan if the ISO is awarded to any person who, at the time of grant, owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary), (ii) no Optionee may be granted an ISO to the extent that, upon the grant of the ISO, the aggregate Fair Market Value (determined as of the date the Option is granted) of the Common Stock with respect to which ISOs (including Options hereunder) are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Subsidiary) would exceed $100,000, and (iii) the Exercise Price of the ISO may not be less than 100% of the Fair Market Value of the Common Stock at the time of grant (or not less than 110% of such of the Fair Market Value if the ISO is awarded to any person who, at the time of grant, owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary). All other terms, conditions and limitations applicable to ISOs shall be determined by the Committee.

                  (b) NONQUALIFIED STOCK OPTIONS. Options granted to Employees (including consultants) may be nonqualified stock options within the meaning of Section 83 of the Code. A nonqualified stock option shall consist of a right to purchase a specified number of shares of Common Stock at a price specified by the Committee in the Award Agreement or otherwise. The expiration date of the nonqualified stock option shall be specified by the Committee in the Award Agreement. All other terms, conditions and limitations applicable to nonqualified stock options shall be determined by the Committee.

                  (c) PERFORMANCE STOCK AWARD. An Award may be in the form of a Performance Stock Award. The terms, conditions and limitations applicable to any Performance Stock Award shall be determined by the Committee.

                  (d) STOCK AWARD (INCLUDING RESTRICTED STOCK). An Award may consist of Common Stock or may be denominated in units of Common Stock. All or part of any Stock Award may be subject to conditions established by the Committee and set forth in the Award Agreement, which conditions may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance. Such Awards may be based on Fair Market Value or other specified valuations. The certificates evidencing shares of Common Stock issued in connection with a Stock Award shall contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable thereto. The terms, conditions and limitations applicable to any Stock Award pursuant to this Plan shall be determined by the Committee.

                  (e) PHANTOM STOCK. An Award may be in the form of Phantom Stock or other bookkeeping account tied to the value of shares of Common Stock. The terms, conditions and limitations applicable to any Awards of Phantom Stock shall be determined by the Committee.

                  (f) STOCK APPRECIATION RIGHTS. An Award may be in the form of SARs. The terms, conditions and limitations applicable to any Awards of SARs shall be determined by the Committee.

                  (g) CASH AWARDS. An Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards shall be determined by the Committee.

         7. AWARDS TO DIRECTORS.

                  (a) IPO DIRECTOR AWARD. On the IPO Closing Date, each Director shall be automatically awarded a nonqualified stock option to purchase 2,500 shares of Common Stock (the "IPO Director Award").

                  (b) ANNUAL DIRECTOR AWARD. On each Annual Director Award Date, each Director shall be automatically awarded a nonqualified stock option to purchase 1,000 shares of Common Stock (the "Annual Director Award").

                  (c) EXERCISE SCHEDULE.

                           (i) The IPO Director Award and the Annual Director
                  Award granted to each Director shall become 100% vested and exercisable six (6) months and one (1) day from the Grant Date for such Award. The Director must be in continuous service as a member of the Board from the Grant Date through the date of exercisability in order for the IPO Director Award or the Annual Director Award to become 100% vested and exercisable.

                           (ii) The IPO Director Award and the Annual Director
                  Award granted shall become fully exercisable, irrespective of the limitations set forth in clause (i) above, provided that the Director has been in continuous service as a member of the Board since the Grant Date for such Award, upon the occurrence of (A) a Change in Control or (B) the Director's termination of service due to death or Disability.

                                    For purposes of this Section 7, "Disability"
                  means the inability to perform services as a Director for a period of six (6) consecutive months or for an aggregate of six (6) months during any twelve (12)-month period after the Grant Date by reason of any medically determinable physical or mental impairment, as determined by the Committee in the Committee's sole discretion.

                  (d) TERMINATION OF AWARDS. The IPO Director Award and the Annual Director Award granted to each Director shall terminate and be of no force and effect with respect to any shares of Common Stock not previously purchased by the Director upon the first to occur of:

                           (i) the tenth (10th) anniversary of the Grant Date for such Award or

                           (ii)     with respect to

                                    (A) the portion of the IPO Director Award or
                           the Annual Director Award exercisable upon termination of service, the expiration of (1) ninety
                           (90) days following the Director's termination of service for reasons other than due to death or Disability or (2) one (1) year following the Director's termination of service by reason of death or Disability; and

                                    (B) the portion of the IPO Director Award or
                           the Annual Director Award not exercisable upon termination of service, the date of the Director's termination of service.

                  (e) EXERCISE PRICE.

                           (i) IPO DIRECTOR AWARD. The exercise price of the
                  Common Stock under the IPO Director Award granted to each Director shall be equal to the IPO Price for such shares.

                           (ii) ANNUAL DIRECTOR AWARD. The exercise price of the
                  Common Stock under the Annual Director Award granted to each Director shall be no less than the Fair Market Value of the shares of Common Stock subject to such Annual Director Award on the Grant Date for such Award.

                  (f) AWARD AGREEMENT. Each IPO Director Award and Annual Director Award granted to a Director shall be evidenced by a written agreement between the Company and such Director that sets forth the terms, conditions and limitations described above and any additional terms, conditions and limitations applicable to the IPO Director Award or the Annual Director Award. Such written agreements shall be consistent with the terms and conditions of this Plan.

         8. PAYMENT OF AWARDS.

                  (a) GENERAL. Payment of Awards may be made in the form of cash or Common Stock or combinations thereof and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions.

                  (b) DEFERRAL. The Committee may, in its discretion, (i) permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee or
         (ii) provide for the deferral of an Award in an Award Agreement or otherwise. Any such deferral may be in the form of installment payments or a future lump-sum payment. Any deferred payment, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.

                  (c) DIVIDENDS AND INTEREST. Dividends or dividend equivalent rights may be extended to and made part of any Award denominated in Common Stock or units of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Common Stock or units of Common Stock.

                  (d) SUBSTITUTION OF AWARDS. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.

         9. STOCK OPTION EXERCISE. The price at which shares of Common Stock may be purchased under an Option shall be paid in full at the time of exercise in cash or, if permitted by the Committee, by means of tendering Common Stock or surrendering all or part of that or any other Award, including Restricted Stock, that has been held by the Participant for at least six (6) months and that is valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for tendering Common Stock or Awards to exercise an Option as it deems appropriate. The Committee may provide for procedures to permit the exercise or purchase of Awards by (a) loans from the Company or (b) use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

         10. TERMINATION OF EMPLOYMENT OR SERVICE. Upon the termination of employment or service by a Participant, any unexercised, deferred or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award or, in the case of Awards to Directors, as provided in this Plan. Unless otherwise specifically provided in the Award Agreement, each Award granted pursuant to this Plan that is an Option shall immediately terminate to the extent the Option is not vested (or does not become vested as a result of such termination of employment or service) on the date the Participant terminates employment or service with the Company or its Subsidiaries.

         11. ASSIGNABILITY. Except as otherwise provided herein, no Award granted under this Plan shall be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant other than by will or the laws of descent and distribution, and during the lifetime of a

Participant, any Award shall be exercisable only by him, or in the case of a Participant who is mentally incapacitated, the Award shall be exercisable by his guardian or legal representative. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment or transfer in violation of this Section 11 shall be null and void. Upon the Participant's death, the personal representative or other person entitled to succeed to the rights of the Participant (the "Successor Participant") may exercise such rights. A Successor Participant must furnish proof satisfactory to the Company of his or her right to exercise the Award under the Participant's will or under the applicable laws of descent and distribution.

                  Subject to approval by the Committee in its sole discretion, other than with respect to ISOs, all or a portion of the Awards granted to a Participant under this Plan may be transferable by the Participant, to the extent and only to the extent specified in such approval, to (a) the spouse, parent, brother, sister, children or grandchildren (including adopted and stepchildren and grandchildren) of the Participant ("Immediate Family Members"),
(b) a trust or trusts for the exclusive benefit of such Immediate Family Members or (c) a partnership or partnerships in which such Immediate Family Members have at least 99% of the equity, profit and loss interests; provided that the Award Agreement pursuant to which such Awards are granted (or an amendment thereto) must expressly provide for transferability in a manner consistent with this Section. Subsequent transfers of transferred Awards shall be prohibited except by will or the laws of descent and distribution, unless such transfers are made to the original Participant or a person to whom the original Participant could have made a transfer in the manner described herein. No transfer shall be effective unless and until written notice of such transfer is provided to the Committee, in the form and manner prescribed by the Committee. Following transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and except as otherwise provided herein, the term "Participant" shall be deemed to refer to the transferee. The consequences of termination of employment shall continue to be applied with respect to the original Participant, following which the Awards shall be exercisable by the transferee only to the extent and for the periods specified in this Plan and the Award Agreement.

         12. ADJUSTMENTS.

                  (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the ownership of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures or other obligations, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other Company act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

                  (b) In the event of any Common Stock distribution or split, recapitalization, extraordinary distribution, merger, consolidation, combination or exchange of shares of Common Stock or similar change or upon the occurrence of any other event that the Committee, in its sole discretion, deems appropriate, (i) the number of shares of Common

         Stock reserved under this Plan and covered by outstanding Awards; (ii) the Exercise Price in respect of such Awards; and (iii) the appropriate Fair Market Value and other price determinations for such Awards shall be adjusted as appropriate.

                  (c) In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized (i) to issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or to assume previously issued Awards as part of such adjustment or (ii) to cancel Awards that are Options or SARs and give the Participants who are the holders of such Awards notice and opportunity to exercise for thirty (30) days prior to such cancellation.

         13. PURCHASE FOR INVESTMENT. Unless the Awards and shares of Common Stock covered by this Plan have been registered under the Act, as amended, each person receiving shares of Common Stock pursuant to an Award under this Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.

         14. TAX WITHHOLDING. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

         15. AMENDMENTS OR TERMINATION. The Company may amend, alter or discontinue this Plan, except that no amendment or alteration that would impair the rights of any Participant under any Award that he has been granted shall be made without his consent, and no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is determined by the Board to be required by applicable laws, regulations or exchange requirements.

         16. RESTRICTIONS. No shares of Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. The Award Agreement may include provisions for the repurchase by the Company of Common Stock acquired pursuant to an Award and repurchase of the Participant's Option rights.

         17. UNFUNDED PLAN. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this

Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a grant of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

         18. INDEMNIFICATION. The Company shall indemnify and hold harmless any member of the Board or any committee appointed by the Board to administer this Plan and other individuals, including Employees and Directors, performing services on behalf of the Committee, against any liability, cost or expense arising as a result of any claim asserted by any person or entity under the laws of any state or of the United States with respect to any action or failure to act of such individuals taken in connection with this Plan, except claims or liabilities arising on account of the willful misconduct or bad faith of such Board member, committee member or individual.

         19. RULE 16B-3. It is intended that this Plan and any grant of an Award made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provision of this Plan or any such Awards would disqualify this Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

         20. MISCELLANEOUS. The granting of any Award shall not impose upon the Company any obligation to maintain any Participant as an Employee or a Director and shall not diminish the power of the Company to discharge any Participant at any time.

         21. GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

         22. EFFECTIVE DATE OF PLAN. This Plan shall be effective as of the Effective Date, subject to the approval of this Plan by the stockholders of the Company within twelve (12) months of the adoption of this Plan by the Board. Unless terminated earlier by the Board, this Plan shall terminate as of the tenth (10th) anniversary of the Effective Date and no further Awards shall be made after such date. Termination of this Plan shall not affect Awards made prior to the termination date.

                              Attested to by the Secretary of Torch Offshore, Inc., as adopted by the Board of Directors effective as of the 27th day of April, 2001.


                              /s/ Lana J. Hingle Stockstill
                                  Lana J. Hingle Stockstill
                                  Secretary